                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 16, 1997



                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



         33-99536                                        36-3792182
(Commission File Number)                      (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of August 1, 1996 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1996-C Certificates") representing interests in the AFG Receivables Trust, 1996-C, was created. The 1996-C Certificates consist of three classes: the 6.45% Asset Backed Certificates, Class A; the 6.95% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated August 12, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On June 16, 1997, a distribution was made to the holders of the 1996-C Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.


                                  EXHIBIT INDEX

                                                                Sequentially
    Exhibit No.              Description                        Numbered Page
    -----------              -----------                        -------------

         20         Settlement Statement of the Trust for                4
                    the period ended May 31, 1997
                    and the related distributions made on
                    June 16, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 17, 1997                       AFG RECEIVABLES CORPORATION



                                            By  /s/ Thomas R. Blend
                                               --------------------------------
                                                Vice President and
                                                Chief Accounting Officer

CS FIRST BOSTON                                              Exhibit 20  Page 1
                             AUTOFINANCE GROUP, INC.

            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1996-C

                        May 1, 1997 through May 31, 1997

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                                                          $60,008,945.49
                                                                                                               89.00%
(C) Original Class A Certificate Balance                                                              $53,407,961.49
(D) Class A Certificate Rate                                                                                    6.45%
(E) Class B Certificate Ownership Interest of the Trust                                                         5.00%
(F) Original Class B Certificate Balance                                                               $3,000,447.27
(G) Class B Certificate Rate                                                                                    6.95%
(H) Original Class C Certificate Balance                                                               $3,600,536.73
(I) Class C Certificate Rate                                                                                    0.00%
(J) Servicing Fee Rate                                                                                          3.50%
(K) Original Weighted Average Coupon (WAC)                                                                     19.99%
(L) Original Weighted Average Remaining Term (WAM)                                                             53.23 months
(M) Number of Contracts                                                                                        4,951
(N) Spread Account ("SA")
    (i)   Specified SA Balance Percent                                                                          5.00%
    (ii)  Specified SA Balance                                                                         $3,000,447.27
    (iii) Floor Amount                                                                                  1,200,178.91

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                       Total Trust

(A) Total Portfolio Outstanding                                                                       $42,824,961.86
(B) Total Portfolio Pool Factor                                                                            0.7136430
(C) Class A Certificate Balance                                                                       $38,114,216.06
(D) Class A Principal Factor                                                                               0.7136430
(E) Class B Certificate Balance                                                                        $2,141,248.09
(F) Class B Principal Factor                                                                               0.7136430
(G) Class C Certificate Balance                                                                        $2,569,497.72
(H) Spread Account Balance                                                                              2,396,106.03
(I) Payahead Account Balance                                                                              202,284.54
(J) Cumulative Accrued Servicing Fee Balance                                                            1,385,869.88
(K) Cumulative Net Losses for All Prior Periods                                                         3,592,915.59
(L) Weighted Average Coupon of Remaining Portfolio (WAC)                                                       19.88%
(M) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                               44.79 months
(N) Number of Contracts                                                                                        3,892

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                  $1,040,552.57
    (ii)  Interest Payments Received                                                                      654,242.87
    (iii) Repurchased Loan Principal                                                                            0.00
    (iv)  Repurchased Loan Interest                                                                             0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                      0.00
(C) Amount Applied From Payahead Account                                                                   70,304.26
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                       19.87%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                           43.86 months
(F) Remaining Number of Contracts                                                                              3,800
(G) Delinquent Contracts
                                                                                Contracts                    Amount
                                                                                ---------- ----------------------------------------
    (i)   30-59 Days Delinquent                                                  69        1.82%         $755,134.12        1.84%
    (ii)  60-89 Days Delinquent                                                   0        0.00%                0.00        0.00%
    (iii) 90 Days or More Delinquent                                              0        0.00%                0.00        0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) N/A
(B) N/A
(C) N/A
(D) Aggregate Net Losses for Collection Period                                                           $327,115.64
(E) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                              $672,159.05
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                  270,613.59
    (iii) Recoveries on Previously Liquidated Contracts                                                    74,429.82
(F) Number of Vehicles that have been Repossessed but not yet Charged-off                                         73


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated August 1, 1996, and is correct, to the best of my knowledge.

/s/ Thomas R. Blend                Controller                06/10/97
---------------------------------------------                ------------------
Signature                          Title                     Date

CS FIRST BOSTON                                   Exhibit 20             Page 2
                             AUTOFINANCE GROUP, INC.

            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1996-C

                        May 1, 1997 through May 31, 1997

I. COLLECTIONS

(A) Principal Payments Received (C(A)i)                                                                 $1,040,552.57
(B) Interest Payments Received (C(A)ii)                                                                    654,242.87
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                               345,043.41
(D) Principal on Repurchased Contracts (C(A)iii)                                                                 0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                   0.00
                                                                                                        -------------
(F) Total Collections (A+B+C+D+E)                                                                       $2,039,838.85

                                                                                                        -------------
(H) Total Available Amount (F+G)                                                                        $2,039,838.85

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                                 $1,040,552.57
(B) Principal on Repurchased Contracts (C(A)iii)                                                                 0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                              672,159.05
                                                                                                        -------------
(D) Total Principal Reduction (A+B+C)                                                                   $1,712,711.62

(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment (A(D)*B(C))                                                    $204,863.91
    (ii)  Monthly Principal to Class A (II(D)*A(B))                                                      1,524,313.35
                                                                                                        -------------
    (iii) Total Distributable Amount (i+ii)                                                             $1,729,177.26

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment (A(G)*B(E))                                                     $12,401.40
    (ii)  Monthly Principal to Class B (II(D)*A(E))                                                         85,635.58
                                                                                                        -------------
    (iii)  Total Distributable Amount (i+ii+iii)                                                           $98,036.98

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment (A(I)*B(G))                                                          $0.00
    (ii)  Monthly Principal to Class C (II(D)-(E)ii-(F)ii)                                                 102,762.69
    (iii) Excess Collections (I(H)-(II(E)iii+(F)iii+(H)+I(v)))                                             (15,044.22)
                                                                                                        -------------
    (iv)  Total Distributable Amount (i+ii+iii)                                                            $87,718.47

(H) Servicing Fee Distributable Amount (A(J)*B(A)                                                         $124,906.14

(I) Required Distributions
    (i)   Servicing Fee                                                                                   $124,906.14
    (ii)  Class A Amount (II(E)iii)                                                                      1,729,177.26
    (iii) Class B Amount (II(F)iii)                                                                         98,036.98
    (iv)  Deposit to Spread Account (If Positive (IV(G)-(A)))                                               87,718.47
    (v)   Amount Applied to Accrued Servicing Fee                                                                0.00
    (vi)  Class C Amount (VI(A))                                                                                 0.00
    (vii) Excess Collections (VI(B))                                                                             0.00
                                                                                                        -------------
    (viii)   Total Amount Distributed (i+ii+iii+iv+v+vi))                                               $2,039,838.85

(J) Amount of Draw from SA (IV(B)+IV(C))                                                                        $0.00


III. PAYAHEAD ACCOUNT INFORMATION

(A) Beginning Period Balance (B(J))                                                                       $202,284.54
(B) Amounts Applied to Payahead Account (C(B))                                                                   0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                          70,304.26
(D) Ending Period Balance                                                                                 $131,980.28

IV. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                              Begin. of Period          End of Period
(A) Balances and Principal Factors                                            ----------------         --------------
    (i)    Total Pool Balance                                                 $42,824,961.86           $41,112,250.24
    (ii)   Total Pool Factor                                                       0.7136430                0.6851020
    (iii)  Receivables Balance                                                 42,824,961.86            41,112,250.24

    (v)    Class A Certificate Balance                                        $38,114,216.06           $36,589,902.71
    (vi)   Class A Principal Factor                                                0.7136430                0.6851020
    (vii)  Class B Certificate Balance                                         $2,141,248.09            $2,055,612.51
    (viii) Class B Principal Factor                                                0.7136430                0.6851020
    (ix)   Class C Certificate Balance                                         $2,569,497.72            $2,466,735.03

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                19.88%                   19.87%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    44.79 months             43.86 months
    (iii) Remaining Number of Contracts                                                3,892                    3,800

CS FIRST BOSTON                                    Exhibit 20             Page 3
                             AUTOFINANCE GROUP, INC.

            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1996-C

                        May 1, 1997 through May 31, 1997


V. RECONCILIATION OF SPREAD ACCOUNT ("SA")


(A) Beginning SA Balance (B(H))                                                                         $2,396,106.03

(B) Draw for Class A Distributable Amount and Servicing Fee                                                      0.00
        (If Positive ((II(E)iii+(H)i)-I(H)))
(C) Draw for Class B Distributable Amount                                                                        0.00
        (If Positive ((II(E)iii+(H)i+II(F)iii)-I(H)-IV(B)))
(D) Amount Available for Deposit to the SA                                                                  87,718.47
        (If Positive (I(H)-II(E)iii-(G)i-II(F)iii))                                                     -------------
(E) SA Balance Prior to Release (IV(A-B-C+D))                                                           $2,483,824.50

(F) Spread Account Required Amount (Was Trigger or Floor Hit?)                                          $3,083,418.77

(G) Ending Spread Account Balance (Min(E,F))                                                            $2,483,824.50

(H) Release from SSA, amount applied to Accrued Servicing Fees                                                   0.00

VI. BREAKDOWN OF RELEASE TO CLASS C CERTIFICATEHOLDER

(A) Class C Amount                                                                                              $0.00
(B) Release from SSA                                                                                             0.00
                                                                                                        -------------
(C)  Total Distribution to Class C Certificateholder                                                            $0.00

VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                           $327,115.64
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                       $672,159.05
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                          270,613.59
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                           74,429.82
(C) Cumulative Net Losses for all Periods (VII(A)+B(K))                                                  3,920,031.23

(D) Delinquent and Repossessed Contracts
                                                                                    Contracts             Amount
                                                                                   ------------------------------------------------
    (i)   30-59 Days Delinquent (C(G)i)                                              69          1.82%    $755,134.12        1.84%
    (ii)  60-89 Days Delinquent (C(G)ii)                                              0          0.00%           0.00        0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                        0          0.00%           0.00        0.00%

   (iv) Vehicles that have been Repossessed but not yet Charged-off (D(E))           73          1.92%     788,320.10        1.92%

VIII. TESTS FOR INCREASE IN SPREAD ACCOUNT BALANCE


(A) Ratio of Net Losses to the Pool Balance as of each Collection Period.
    (i)   Second Preceding Collection Period                                                                     7.97%
    (ii)  Preceding Collection Period                                                                            5.98%
    (iii) Current Collection Period                                                                              9.17%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    7.71%

(B)    Ratio of the Balance of Contracts Delinquent 60 Days or More and the
       Balance of Contracts Repossessed and not yet Charged-off to the
       Outstanding Pool Balance as of each Collection Period.
    (i)   Second Preceding Collection Period                                                                     1.93%
    (ii)  Preceding Collection Period                                                                            2.15%
    (iii) Current Collection Period                                                                              1.92%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    2.00%

(C) Loss and Delinquency Trigger Indicator                                                         Trigger Was Hit!!


(D) Unpaid Servicing Fee                                                                                        $0.00

(E) Ending Cumulative Accrued Servicing Fee Balance                                                     $1,385,869.88


                                                  Exhibit 20              Page 4
                            AFG 1996-C Grantor Trust
                         6.45% Asset Backed Certificates
                     Statement to Class A Certificateholders
             (Pursuant to Section 14.10 of the Pooling and Servicing
                      Agreement dated as of August 1, 1996)



Distribution Date:            June 16, 1997

Collection Period:            May 1, 1997 through May 31, 1997

Period (Month)                       10

Distribution Allocable to Principal (per $1,000 of beginning principal balance)                         $             39.99

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                          $              5.38

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                                     $     41,112,250.24

Total Available Amount                                                                                  $      2,039,838.85

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                         $              3.28

Class A Certificateholder's Class A Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                       $              2.92

Unpaid Servicing Fee                                                                                    $              0.00

Ending Cumulative Accrued Servicing Fee Balance                                                         $      1,385,869.88

Class A Certificateholder's Class A Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                                $              0.00

Class A Principal Carryover Shortfall                                                                   $              0.00

Change in Class A Principal Carryover Shortfall from the preceding Distribution Date                    $              0.00

Class A Interest Carryover Shortfall                                                                    $              0.00

Change in Class A Interest Carryover Shortfall from the preceding Distribution Date                     $              0.00

Class A Certificate Factor as of the Distribution Date                                                            0.6851020

Class A Certificate Balance as of the Distribution Date                                                 $     36,589,902.71

Class B Certificate Factor as of the Distribution Date                                                            0.6851020

Class B Certificate Balance as of the Distribution Date                                                 $      2,055,612.51

Class C Certificate Balance as of the Distribution Date                                                 $      2,466,735.03

The amount otherwise distributable to the Class B Certificateholders or the
  Class C Certificateholders that is distributed to Class A Certificateholders
  or the Class B Certificateholders on the Distribution Date                                            $              0.00

Balance of the Spread Account on the Distribution Date                                                  $      2,483,824.50

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                                  $         87,718.47

Balance of the Payahead Account                                                                         $        131,980.28

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                                  $        (70,304.26)

The Number of contracts past due 30-59, 60-89, and over 90 days and contracts in repossession                           142

The Aggregate Principal Outstanding of contracts past due 30-59, 60-89 and over 90 days or
  in repossession                                                                                       $      1,543,454.22


                                                       Exhibit 20         Page 5
                            AFG 1996-C Grantor Trust
                         6.95% Asset Backed Certificates
                     Statement to Class B Certificateholders
             (Pursuant to Section 14.10 of the Pooling and Servicing
                      Agreement dated as of August 1, 1996)


Distribution Date:            June 16, 1997

Collection Period:            May 1, 1997 through May 31, 1997



Distribution Allocable to Principal (per $1,000 of beginning principal balance)                         $              39.99

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                          $               5.79

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                                     $      41,112,250.24

Total Available Amount                                                                                  $       2,039,838.85

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                         $              58.33

Class B Certificateholder's Class B Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                       $               2.92

Unpaid Servicing Fee                                                                                    $               0.00

Ending Cumulative Accrued Servicing Fee Balance                                                         $       1,385,869.88

Class B Certificateholder's Class B Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                                $               0.00

Class B Principal Carryover Shortfall                                                                   $               0.00

Change in Class B Principal Carryover Shortfall from the preceding Distribution Date                    $               0.00

Class B Interest Carryover Shortfall                                                                    $               0.00

Change in Class B Interest Carryover Shortfall from the preceding Distribution Date                     $               0.00

Class A Certificate Factor as of the Distribution Date                                                             0.6851020

Class A Certificate Balance as of the Distribution Date                                                 $      36,589,902.71

Class B Certificate Factor as of the Distribution Date                                                             0.6851020

Class B Certificate Balance as of the Distribution Date                                                 $       2,055,612.51

Class C Certificate Balance as of the Distribution Date                                                 $       2,466,735.03

The amount otherwise distributable to the Class B Certificateholders or the
  Class C Certificateholders that is distributed to Class A Certificateholders
  or the Class B Certificateholders on the Distribution Date                                            $               0.00

Balance of the Spread Account on the Distribution Date                                                  $       2,483,824.50

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                                  $          87,718.47

Balance of the Payahead Account                                                                         $         131,980.28

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                                  $         (70,304.26)

The Number of contracts past due 30-59, 60-89, and over 90 days and contracts in repossession                            142

The Aggregate Principal Outstanding of contracts past due 30-59, 60-89 and over 90 days or
  in repossession                                                                                       $       1,543,454.22